Exhibit 10.3C

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                                          Dated:        August 8, 2000

                                     WARRANT

                                 LCS GOLF, INC.

                              Expiring August 8, 2005

            THIS IS TO CERTIFY THAT, for value received, American Warrant Partners, LLC (the "Holder") is entitled, subject to certain conditions set forth in Sections 1.1 and 1.2 hereof, to purchase from LCS GOLF, INC., a Delaware corporation (the "Company"), at the Company's principal executive office, at the Exercise Price, up to 600,000 shares (the"Warrant Shares") of Common Stock, $.001 par value per share ("Common Stock"), all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

            Certain terms used in this Warrant are defined in Article IV hereof.

ARTICLE 1

                               METHOD OF EXERCISE

            1.1. Time of Exercise. Subject to the provisions of Sections 1.2 and
1.3 hereof, this Warrant may be exercised in whole or in part at any time and from time to time after 5:00 p.m. Eastern Time on the date first written above and prior to the Expiration Time.

            1.2. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Company's principal executive office (a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant in the form attached hereto and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, in cash, by certified or bank cashier's check, money order or wire transfer, in the manner specified in the next succeeding paragraph, or in any other manner consented to in writing by the Company, or any combination thereof.

            Notwithstanding any provisions herein in the contrary, in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to exercise this Warrant or a portion hereof and to pay for the Warrant Shares issuable upon such exercise by way of cashless exercise (a) by delivery shares of Common Stock or other securities of the Company already owned by the Holder with an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price, subject, however, to the provisions of Section 16(b) of the Exchange Act or (b) surrendering this Warrant at the principal executive office of the Company, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of Warrant Shares computed using the following formula:

                                   X= Y x (A-B)
                                      ---------
                                        A

Where:

            X equals the number of Warrant Shares to be issued to the Holder;

            Y equals the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation);

            A equals Fair Market Value (at the date of such calculation) of one share of Common Stock; and

            B equals the Exercise Price.


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

            The Company shall, as promptly as practicable after receipt of the items required by the preceding paragraphs of this Section 1.2, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Warrant Shares specified in such notice. The share certificate or certificates so delivered shall be in such denominations as shall be specified in such notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice; provided, in an opinion of counsel reasonably acceptable to the Company, the issuance in such other name is permitted under the Act and applicable state securities laws. Such certificate or certificates shall be deemed to have been issued, and such Holder or Holders or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notations may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, if any, payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

            1.3. Reservation of Shares; Shares To Be Fully Paid and Nonassessable. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the full exercise hereof; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the full exercise hereof, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions. All Warrant Shares issued upon the exercise of this Warrant, shall be duly and validly issued, fully paid and nonassessable.


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

            1.4. No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of Warrant Shares upon exercise of this Warrant. If any fractions of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Fair Market Value of one share of Common Stock.

            1.5. Share Legend. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear a legend substantially as follows:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless, in the opinion of counsel reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Act.

                                   ARTICLE II

                      REPLACEMENTS OF WARRANT CERTIFICATES

            1.6. Loss, Theft or Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security from the Holder satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

            1.7. Change of Principal Executive Office. In the event the Company shall change the address of its principal executive office, the Company shall give the holder of this Warrant notice of any such change within a reasonable time. Any correspondence from the Company to the Holder with an address printed on Company's letterhead shall fulfill this requirement.

                                   ARTICLE III

                             ANTIDILUTION PROVISIONS

            1.8. Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time pursuant to the Terms of the Registration Rights Agreement of even date herewith between the Company and the Holder and upon the occurrence of certain events, as provided in this Article III. In addition, to the adjustments provided in the Registration Rights Agreement and in Section 3.2 hereof, the Exercise Price is subject to adjustment (a) 30 days after the date hereof and/or (b) in the event the Registration Statement is not filed by September 15, 2000, then on the date the Registration Statement is filed with the Commission, to the lower of $.40 or 80% of the Current Market Price.

            1.9. Issuance of Additional Securities. In addition to being subject to adjustment pursuant to Section 3 of the Registration Rights Agreement date of even date herewith (the "Registration Rights Agreement") in the event that there is a delay in registering the Warrant Shares, the Exercise Price shall also be subject to adjustment from time to time as follows:

            (1) Issuance of Common Stock. Except as hereinafter provided, in case the Company shall, at any time after the date first written above, issue, grant or sell any shares of Additional Stock (as hereinafter defined) for a consideration, exercise or conversion price per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (upon such issuance or sale) be reduced to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale as determined in accordance with Section 3.2(a)(5) below multiplied by the Exercise Price then in effect, plus (b) the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale as determined in accordance with Section 3.2(a)(5) below; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to a price greater than the Exercise Price in effect immediately prior to such computation, except as provided in Section 3.2(d)(2) hereof. Upon each adjustment of the Exercise Price pursuant to this Section 3.2, this Warrant will after the adjustment evidence the right to purchase, at the adjusted Exercise Price, the number of shares (calculated to the nearest hundredth) obtained by (a) multiplying the number of Warrant Shares issuable immediately prior to the adjustment by the Exercise Price in effect immediately prior to the adjustment and (b) dividing the resulting product by the Exercise Price in effect immediately after the adjustment. However, the Company will not be required to issue a fractional share or to make any payment in lieu of issuing a fractional share.

            "Additional Stock" shall mean Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, including shares held in the Corporation's treasury, and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock to a price per share less than the current exercise price, other than (i) the Warrant Shares, (ii) shares issuable upon the conversion of the $300,000 8% Convertible Subordinated Promissory Note issued on the date hereof to the Holder, (iii) Common Stock issued or issuable upon the exercise of the Company's employee stock option plan to purchase up to 2,000,000 shares of Common Stock (adjusted for any stock splits dividends as recapitalizations) as a post-closing, fully-diluted as converted basis, and (iv) in connection with the acquisition by the Company of another entity or the material assets of another entity.

            For the purpose of any computation to be made in accordance with this Section 3.2(a), the following provisions shall be applicable:

            (1) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

            (2) In the case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the fair market value of such consideration as determined in good faith by the Board.

            (3) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

            (4) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (2) of this Section 3.2(a).

            (5) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

            (2) Issuance of Convertible Securities. In the case the Company shall at any time after the date hereof issue options, rights, or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (as calculated as described below) less than the Exercise Price in effect immediately prior to issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 3.2(a) hereof, provided that:

            (1) The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and shall be deemed to be issued for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration received in connection with sale of the foregoing, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (1) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise of rights shall not have expired or terminated unexercised.

            (2) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and shall be deemed to be issued for a consideration equal to the consideration received in connection with the sale of the foregoing received by the Company for such securities, plus the consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection
(2) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

            (3) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (1) of this
Section 3.2(b), or in the price per share at which the securities referred to in subsection (2) of this Section 3.2(b) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

            (4) Except as otherwise provided in this Section 3.2(b), no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon exercise of options, rights or warrants or upon the actual issuance of such Common Stock upon conversion or exchange of any convertible or exchangeable securities.

            (3) Adjustments Generally. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01); provided, however, that any adjustments which by reason of this Section 3.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under Section 3.2 shall be made to the nearest one cent ($0.01).

            (4) Voting Securities Treated as Common Stock. Common Stock for purposes of this Section 3.2 shall be deemed to include securities ordinarily having the right to vote in the election of directors (apart from rights accruing under special circumstances); provided, however, that the number of shares of Common Stock deemed issued shall be the number that equals the number of shares of such security multiplied by a fraction, the numerator of which is the number of votes each share of such security has in votes for the election of directors and the denominator of which is the number of votes each share of Common Stock has in votes for the election of directors; such number of shares of Common Stock deemed issued shall be recomputed to reflect any change in the number of votes that either each share of such other security or the Common Stock has in votes for the election of directors.

            (5) Stock Splits, Subdivisions.

            (1) In the event the Company should at any time or from time to time after the date first written above fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase in the aggregate of shares of Common Stock outstanding and issuable with respect to such Common Stock equivalents.

            (2) If the number of shares of Common Stock outstanding at any time after the Series date first written above is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

            (6) Certain Distributions. In the event the Corporation shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Corporation or other Persons, assets (excluding cash dividends) or options or rights not referred to in Section 3.2(a) hereof to the holders of Common Stock, then, in each such case for the purpose of this Section 3.2(f), the Holder shall be entitled to a proportionate share of any such distribution as though it was the holder of the number of shares of Common Stock of the Corporation into which its Warrant is exercisable as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

            (7) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3.2), provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon exercise would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.2 with respect to the rights of the Holder after the recapitalization to the end that the provisions of this
Section 3.2 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event as nearly equivalent as may be practicable.


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

            (8) No Avoidance. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3.2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

            (9) Reorganizations, Reclassifications. If any capital reorganization or reclassification of the capital stock of the Corporation, or a Capital Reorganization or the sale of all or substantially all of its assets to another corporation, shall be effected while this Warrant is outstanding in such a manner that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization or reclassification, consolidation, merger or sale not taken place, and in such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares of Common Stock issuable upon exercise thereof) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant. Prior to or simultaneously with the consummation or any such consolidation, merger or sale of the Corporation, the survivor or successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption of such successor corporation of the due and punctual performance and observance of every provision of this Warrant (as such may be amended from time to time) to be performed and observed by the Corporation and of all liabilities and obligations of the Corporation hereunder with respect to this Warrant.

            (10) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to the Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

            (11) Adjustment Certificate. Upon the occurrence of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares pursuant to this Section 3.2, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a statement, signed by its chief financial officer or other appropriate officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of the Holder, furnish or cause to be furnished to such holder a like certificate setting forth
(i) such adjustment and readjustment, (ii) the Exercise Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

                                   ARTICLE IV

                                   DEFINITIONS

            The following terms, as used in this Warrant, have the following respective meanings:

            "Act" means the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission (or its successor) thereunder, all as the same shall be in effect at the time.

            "Board" means the Board of Directors of the Company.

            "Capital Reorganization" shall have the meaning set forth below.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" shall have the meaning set forth in the first paragraph.

            "Company" shall have the meaning set forth in the first paragraph of this Warrant.

            "Current Market Price" means the average of the daily closing prices per share of Common Stock for the five (5) consecutive trading days immediately prior to any required adjustment pursuant to the second sentence of Section 3.1 hereof.

            "Eastern Time" means Eastern Daylight Time or Eastern Standard Time, whichever is in effect on the relevant date.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission (or its successor) thereunder, all as the same shall be in effect at the time.

            "Exercise Price" means $.40 per Warrant Share until the date immediately preceding the one-year anniversary of the date first written above, subject to adjustment pursuant to Article III hereof, subject to adjustment pursuant the Registration Rights Agreement and pursuant to Article III hereof.

            "Expiration Time" means 5:00 p.m. Eastern Time on August 8, 2005.

            "Fair Market Value" on any day means (i) if shares of the Common Stock are listed or admitted for trading on a national securities exchange, the reported last sales price or, if no such reported sale occurs on such day, the average of the closing bid and asked prices for the immediately preceding ten days, in each case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, (ii) if shares of Common Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by Nasdaq or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose or (iii) if no such quotations are available on such day, the fair market value of one share of Common Stock on such day as determined in good faith by the Board.

            "Holder" shall have the meaning set forth in the first paragraph of this Warrant and "Holders" shall include any and all successors, assigns or designees of the initial Holder with respect to this Warrant.

            "Nasdaq" means The National Association of Securities Dealers, Inc. Automated Quotation System.

            "Person" means an individual, partnership, corporation, limited liability company, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

            "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

            "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

            "Restricted Securities" means the Securities unless and until, in the case of any such Securities, (i) they have been effectively registered under the Act and disposed of in accordance with the Registration Statement covering them, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Act, or (iii) they are otherwise freely transferable without restriction under the Act, and the holders thereof have delivered an opinion of their legal counsel to such effect in form and substance reasonably satisfactory to the Company.

            "Securities" shall mean any and all shares of Common Stock issued or issuable to the Holder or its transferees upon exercise of this Warrant.

            "Trading Day" means (a) if shares of Common Stock are listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for business or(b) if such Common Shares are not so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

            "Warrant" and "Warrants" shall mean this warrant and any warrants issued upon the partial exercise of this warrant.

                                    ARTICLE V

                               REGISTRATION RIGHTS

            1.10. Registration Rights. The Warrant Shares shall be entitled to registration rights pursuant to that certain Registration Rights Agreement of even date herewith.

                                   ARTICLE VI

                     REDEMPTION AND CANCELLATION OF WARRANTS

            1.11. Redemption of Warrants. The Warrants are not redeemable by the Company and the Company has no right to purchase or acquire the Warrants.

            1.12. Cancellation of Warrants. The Company shall cancel any Warrant surrendered for transfer, exchange or exercise.

                                   ARTICLE VII

                                  MISCELLANEOUS

            1.13. Notices. All notices, requests and other communications provided for herein shall be in writing, and shall be deemed to have been made or given in writing, unless otherwise provided herein, shall be deemed duly given if delivered personally, or sent by facsimile or registered or certified mail return receipt requested to the parties at the following addresses for such other addresses that the parties shall specify by like ratio:

            (1)   if to the Company LCS Golf, Inc.

                  with a copy to

                  Littman Krooks Roth & Ball P.C.
                  655 Third Avenue
                  New York, New York 10017
                  Fax (212) 490-2990

            (2) If to the holder with a copy to Olshan Grundman Frome Rosenzweig & Wolosky LLP

                  505 Park Avenue
                  New York, New York  10022
                  Fax (212) 980-7177

                  Wireless Acquisition Partners, LLC
                  505 Park Avenue
                  New York, New York 10022
                  Fax (212) 319-8398
                  Attn: Michael Wainstein

            (3) ; provided, however, that notice of a change in the Company's principal executive office in accordance with Section 2.2 hereof shall constitute notice of a change of the Company's address for the purposes of any notice given pursuant to this Warrant.

            1.14. Waivers; Amendments. No failure or delay of the Holder in exercising any right, power or privilege, hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and is signed by a majority of the Holders; provided that no amendment, modification or waiver may change the Exercise Price (including without limitation any adjustments or any provisions with respect to adjustments, the expiration of or the manner of exercising the Warrants) without the consent in writing of all of the Holders.

            1.15. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

            1.16. Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection herewith shall be considered to have been relied upon by the Holders and shall survive the issuance and delivery of the Warrants and shall continue in full force and effect so long as this Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

            1.17. Covenants To Bind Successor and Assigns. All the covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

            1.18. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

            1.19. Headings. The headings used herein are for convenience of reference only and shall not be deemed to be a part of this Warrant.

            VI.1. No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

            1.20. Pronouns. The pronouns "it" and "its" herein shall be deemed to mean "he" and "his" or "she" and "hers", as the context requires.

            IN WITNESS WHEREOF, ___________________________ has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized as of the day and year first above written.

                                    LCS GOLF, INC.

                                    By:
                                        -----------------------------
                                        Name:
                                        Title:

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

      The undersigned hereby exercises the right to purchase _______ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of the Exercise Price of such shares in full, as provided in the Warrant. All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

      The shares are to be issued in certificates of the following denominations:

                                          --------------------------------
                                          [Type Name of Holder]

                                          --------------------------------
                                          By:

                                          --------------------------------
                                          Title:

Dated:
       ------------------------